Second Quarter 2021 Results Conference Cal l

2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed or expected to be filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2020. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

RAISE THE BAR 3 EXECUTIVE SUMMARY Revenue Diversification Progress in All Business Segments • Aviation: Organic/inorganic investments supporting Commercial and Business & General Aviation (B&GA) expansion • Fleet: Aftermarket distribution growth within commercial and e-commerce channels • Federal: Developed a more sophisticated on- and off-base MRO offering Expanded Aviation B&GA Capabilities through Global Parts Acquisition • Acquired for $38 million on July 26, 2021 • Expands existing B&GA focus to include the entire airframe and new MRO capabilities • Increased direct business jet customer exposure with high revenue synergy potential Launched FDS Aircraft Maintenance & Modernization (AMM) Division • Leveraging expertise acquired through the HAECO Special Services (HSS) acquisition • AMM division provides on/off-base maintenance/modification services to government agencies • Services include scheduled/unscheduled maintenance checks, contract field teams, avionic and structural modifications, upgrades and conversions for government and military aircraft with two new programs launched in the quarter Amended & Extended Debt Agreement with Commercial Banking Syndicate • Extended loan maturity date to July 2024; improved covenant flexibility • Ample liquidity to support the ongoing growth of the business Generated Y/Y Growth in Revenue, Adj. Net Income & Adj. EBITDA • Revenue increased +18% y/y (less divestitures & non-recurring PPE sale) • Market share gains, aviation market recovery, product line expansions, disciplined cost management, and successful integration of HSS acquisition supported results • Continued to upgrade talent base internally with experienced industry leaders Aviation Driven by Share Gains, Ongoing End-Market Recovery • 4th sequential quarter of segment revenue growth • Aviation revenue increased +52% y/y, less previously announced divestitures • Distribution revenue increased +92% y/y; with MRO increasing +16% y/y • Aviation segment distribution revenue above pre-COVID levels Fleet Driven by Commercial Revenue Growth • Fleet revenue increased +12% y/y, less non-recurring PPE order in prior-year period • Total commercial revenue increased +107% y/y • Diversification progress: commercial revenue was 30% of total Fleet revenue versus 16% in 2Q20 Federal & Defense (FDS) Driven by Growth in Maritime & HSS Performance • Revenue increased +7% y/y • Bookings increased +138% y/y • Funded backlog increased +31% Business Transformation Update Second Quarter 2021 Highlights Strong organic & inorganic business transformation progress; Market share gain realization supported sequential Q/Q growth across all business segments Second Quarter 2021

RAISE THE BAR 4 GLOBAL PARTS GROUP ACQUISITION • Global Parts is a fully integrated aftermarket distribution and MRO services provider serving a diverse base of more than 3,000 Business & General Aviation (B&GA) customers • Global Parts’ distribution business focuses on supporting airframe components, while its repair capabilities extend to hydraulics and pneumatics • Global Parts generated approximately $65 million of total revenue in 2020 Acquisition Overview Global Parts Group, Inc. Global Parts further supports VSE’s development of a comprehensive B&GA parts & services portfolio Strategic Rationale VSE is building a comprehensive B&GA service offering • Further positions VSE as a full-service, integrated parts and repair solution provider to the B&GA market • Supports product line expansion into airframe parts, rounding out existing B&GA capabilities • Significant revenue synergies across Global Parts’ diverse customer base; minimal overlap with VSE’s existing customer / product base • Opportunity to sell new repair capabilities & additional distribution product lines Acquired for $38 million on July 26, 2021

RAISE THE BAR • 2Q’21 revenue of $175M increased 18% y/y(1) • Sequential Q/Q revenue growth across all business segments: Aviation +7%; Federal & Defense +6%; Fleet +6% • 2Q’21 Adjusted EBITDA increase y/y driven by organic and inorganic revenue/margin growth in Aviation and Federal & Defense, offset by lower contributions from Fleet • 2Q’21 GAAP Net Loss due to $24.4M non-cash inventory valuation charge primarily related to Aviation segment 5 VSE FINANCIAL SUMMARY Quarter-to-Date Year-to-Date ($ in millions except EPS) 2Q'21 2Q'20 1Q'21 vs 2Q'20 vs 1Q'21 YTD '21 YTD '20 vs YTD '20 Revenue $175.1 $168.7 $165.0 4% 6% $340.1 $346.1 (2)% Adjusted EBITDA $18.9 $17.2 $15.6 10% 21% $34.4 $39.9 (14)% Adjusted EBITDA % 10.8% 10.2% 9.5% +0.6 pts +1.3 pts 10.1% 11.5% (1.4)pts Operating (Loss) Income $(12.7) $(21.9) $9.6 (42)% (232)% $(3.1) $(12.2) (74)% Net (Loss) Income $(12.4) $(22.6) $5.1 (45)% (343)% $(7.3) $(19.3) (62)% Adjusted Net Income $7.7 $6.6 $5.3 16% 43% $13.0 $16.4 (21)% Diluted EPS $(0.97) $(2.05) $0.42 (53)% (331)% $(0.59) $(1.75) (66)% Adjusted Diluted EPS $0.60 $0.60 $0.44 -- 36% $1.05 $1.49 (30)% 4th Consecutive quarter of revenue growth; Continued progress on growth plans with new program launches (1) Excluding the 2020 revenue related to Prime Turbines/CT Aerospace divestitures and a non-recurring order for pandemic-related Personal Protective Equipment (PPE), revenue is $175.1 million in 2Q’21, vs. $148.2 million in the same period of 2020

RAISE THE BAR 6 CONSOLIDATED PERFORMANCE BRIDGE Q/Q Comparisons: • Aviation segment revenue and profit increased, with four quarters of sequential growth supported by both market share gains and aviation recovery, specifically in the business and general aviation (B&GA) market • Federal & Defense (FDS) segment revenue increase driven by U.S. Navy program and HSS acquisition, with profit increases due to favorable contract mix • Fleet segment revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by slight decline in U.S. Postal Service revenue Y/Y Comparisons: • Aviation revenue and profit increase due to new program contributions, aviation market recovery and SG&A leverage • Federal & Defense (FDS) revenue driven by U.S. Navy program and HSS acquisition, partially offset by completion of previously announced expiring programs • Fleet growth driven primarily by commercial and e-commerce fulfillment, offset by a decline in U.S. Postal Service and DoD revenue Revenue Adj. EBITDA Adj. EBITDA Margin % 1Q'21 $165.0 $15.6 9.5% Aviation 3.1 1.8 +0.9 pts FDS 3.7 2.3 +1.1 pts Fleet 3.4 (1.0) (0.8) pts Corporate — 0.2 +0.1 pts 2Q'21 $ 175.1 $ 18.9 10.8% 2Q'20 $168.7 $17.2 10.2% Aviation 15.3 2.8 +0.7 pts FDS 4.3 0.6 +0.1 pts Fleet (13.2) (2.5) (0.6) pts Corporate — 0.8 +0.5 pts 2Q'21 $175.1 $18.9 10.8%

RAISE THE BAR • 2Q’21 revenue increased +52% versus same period of 2020, excluding the contribution of CT Aerospace divestiture • 2Q’21 Aviation revenue increased +7% sequentially, led by growth in Distribution • Adjusted EBITDA increase +240% y/y driven by organic sales growth and improved profit contribution from Distribution sales • Non-cash inventory valuation charge in 2Q’21 impacted GAAP operating income by ($23.7M) 7 AVIATION SEGMENT ($ in millions) 2Q'21 vs 2Q'20 vs 1Q'21 YTD '21 vs YTD '20 Revenue $47.5 +47% +7% $91.9 +2% Adjusted Revenue (1) $47.5 +52% +7% $91.9 +13% Adjusted EBITDA $4.0 +240% +80% $6.2 (31)% Adjusted EBITDA % 8% +5 pts +3 pts 7% -3 pts Operating (Loss) Income $(22.3) (35)% NM(2) $(22.6) (38)% Revenue by Type: Distribution Adjusted (1) $28.5 +92% +9% $54.5 +47 % Repair Adjusted (1) $19.0 +16% +4% $37.3 (16) % (1) Excluding the 2020 revenue related to Prime Turbines/CT Aerospace divestitures, revenue is $47.5 million in 2Q’21, versus $31.2 million in the same period of 2020; (2) Not meaningful; represent variances >500% Continued Aviation recovery; 2Q’21 Distribution revenue above pre-pandemic levels

RAISE THE BAR • 2Q’21 revenue increased +12% versus same period of 2020, excluding the 2020 non- recurring PPE order revenue, supported by Commercial fleet growth, specifically through e-commerce channels(1) • 2Q’21 revenue increased +6% sequentially, driven by commercial fleet revenue growth • Margin impacted by sales mix and investment in commercial division to support future growth • Non-cash inventory valuation charge in 2Q’21 impacted GAAP operating income by ($0.7M) 8 FLEET SEGMENT ($ in millions) 2Q'21 vs 2Q'20 vs 1Q'21 YTD '21 vs YTD '20 Revenue $58.1 (18)% 6% $112.8 (9)% Adjusted EBITDA $7.0 (27)% (13)% $15.1 (21)% Adjusted EBITDA % 12% (1.3) pts (2.6) pts 13% (2.0)pts Operating Income $4.0 (43)% (30)% $9.7 (30)% Revenue by Customer: Other Government $35.8 (38)% (4)% $73.0 (25)% DoD $4.7 (8)% 51% $7.8 (19)% Commercial $17.6 +107% 22% $32.1 +85% Revenue diversification strategy gaining momentum, led by growth in Commercial sales (1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE, revenue is $58.1 million in 2Q’21, versus $51.7 million in the same period of 2020

RAISE THE BAR • Y/Y revenue increases supported by HAECO Special Services (HSS) acquisition and increased market penetration with existing customers; +7% y/y • 2Q’21 revenue increased +6% sequentially, led by strong revenue performance on U.S. Navy program and HSS contribution • Expanded market focus and strategic position to grow backlog resulted in y/y bookings and backlog increase of +138% and +31%, respectively 9 FEDERAL & DEFENSE SEGMENT ($ in millions) 2Q'21 vs 2Q'20 vs 1Q'21 YTD '21 vs YTD '20 Revenue $69.5 7% 6% $135.4 +3% Adjusted EBITDA $8.1 8% 41% $13.9 +5% Adjusted EBITDA % 12% -- pts 2.9 pts 10% -- pts Operating Income $7.0 3% 39% $12.0 3% Contract Backlog: Bookings $107 +138% +70% $170 +52% Backlog $224 +31% +19% $224 +31% Backlog building, expansion of service capabilities & profitability enhancement from accretive inorganic growth

RAISE THE BAR • July 2021: Amended and extended existing debt agreement(s) with existing bank group • Extended loan maturity date to July 2024 • Reduced LIBOR rate floor • Reset term loan amortization • Created flexibility on key covenants • $(20.6M) Free Cash Flow in 2Q’21 driven by investments in new Aviation Distribution programs and working capital timing • Strong liquidity profile; $140M cash and unused commitment availability under $350M revolving credit facility due 2024 • Maintaining long-term target of 2.5x net leverage ratio 10 BALANCE SHEET OPTIONALITY ($ in millions) 2Q'21 2Q'20 1Q'21 Net Debt $275 $260 $253 Free Cash Flow $(20.6) $14.9 $(38.5) Net leverage ratio 3.9x 3.0x 3.7x Unused Commitments $140 $184 $167 Amended & extended existing debt agreements to provide flexibility for business transformation

APPENDIX 11

RAISE THE BAR 12 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. In thousands (except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) Adjustments to Net income (loss): Acquisition related costs — — — — 310 236 Executive transition costs — — — 1,026 — — German facility closure costs — — — 1,132 — — Earn-out adjustment 301 (1,700) (1,695) (2,447) — — Loss on sale of business entity and certain assets 7,536 678 — — — — Gain on sale of property (1,108) — — — — — Severance — 739 — — — — Goodwill and intangible impairment — 33,734 — — — — Executive transition costs — — — — — 905 Inventory reserve — — — — — 24,420 10,061 10,827 6,413 5,724 5,421 13,195 Tax impact on adjusted items (1) (236) (4,230) 423 70 (78) (5,541) Adjusted Net Income $ 9,825 $ 6,597 $ 6,836 $ 5,794 $ 5,343 $ 7,654 Weighted Average Diluted Shares 11,101 11,041 11,100 11,141 12,172 12,702 Adjusted EPS (Diluted) $ 0.89 $ 0.60 $ 0.62 $ 0.52 $ 0.44 $ 0.60

RAISE THE BAR 13 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA In thousands (except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) Interest expense, net 3,486 3,072 3,530 3,408 3,030 2,666 Income taxes 2,916 (2,358) 2,547 2,493 1,462 (3,014) Amortization of intangible assets 4,723 4,464 4,158 4,159 4,288 4,603 Depreciation and other amortization 1,521 1,231 1,351 1,471 1,360 1,424 EBITDA 15,978 (16,215) 19,694 17,545 15,251 (6,687) Acquisition related costs — — — — 310 236 Executive transition costs — — — 1,026 — — German facility closure costs — — — 1,132 — — Earn-out adjustment 301 (1,700) (1,695) (2,447) — — Loss on sale of business entity and certain assets 7,536 678 — — — — Gain on sale of property (1,108) — — — — — Severance — 739 — — — — Goodwill and intangible impairment — 33,734 — — — — Executive transition costs — — — — — 905 Inventory reserve — — — — — 24,420 Adjusted EBITDA $ 22,707 $ 17,236 $ 17,999 $ 17,256 $ 15,561 $ 18,874

RAISE THE BAR 14 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA In thousands 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 Aviation Operating income (loss) $ (1,880) $ (34,387) $ 1,586 $ (833) $ (332) $ (22,272) Depreciation and amortization 3,066 2,472 2,493 2,667 2,554 2,554 EBITDA 1,186 (31,915) 4,079 1,834 2,222 (19,718) Executive transition costs — — — 322 — — German facility closure costs — — — 1,132 — — Earn-out adjustment 301 (1,700) (1,695) (1,905) — — Loss on sale of business entity and certain assets 7,536 678 — — — — Gain on sale of property (1,108) — — — — — Severance — 382 — — — — Goodwill and intangible impairment — 33,734 — — — — Inventory reserve $ — $ — $ — $ — $ — 23,727 Adjusted EBITDA $ 7,915 $ 1,179 $ 2,384 $ 1,383 $ 2,222 $ 4,009 Fleet Operating income $ 6,906 $ 7,014 $ 6,589 $ 6,150 $ 5,741 $ 4,000 Depreciation and amortization 2,672 2,572 2,378 2,361 2,340 2,348 EBITDA $ 9,578 $ 9,586 $ 8,967 $ 8,511 $ 8,081 $ 6,348 Inventory reserve $ — $ — $ — $ — $ — 693 Adjusted EBITDA $ 9,578 $ 9,586 $ 8,967 $ 8,511 $ 8,081 $ 7,041 Federal and Defense Operating income $ 4,924 $ 6,772 $ 6,746 $ 7,868 $ 5,025 $ 6,999 Depreciation and amortization 739 649 638 604 754 1,124 EBITDA 5,663 7,421 7,384 8,472 5,779 $ 8,123 Severance — 112 — — — — Adjusted EBITDA $ 5,663 $ 7,533 $ 7,384 $ 8,472 $ 5,779 $ 8,123

RAISE THE BAR 15 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 31-Jun-21 Net cash (used in) provided by operating activities $ 6,758 $ 16,050 $ 12,427 $ 526 $ (36,367) $ (17,601) Capital expenditures (724) (1,104) (1,128) (1,471) (2,109) (3,049) Free Cash Flow $ 6,034 $ 14,946 $ 11,299 $ (945) $ (38,476) $ (20,650) Reconciliation of Debt to Net Debt Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 31-Jun-21 Principal amount of debt $ 276,256 $ 263,075 $ 252,685 $ 253,461 $ 255,635 $ 276,983 Debt issuance costs (2,556) (2,959) (2,664) (2,368) (2,072) (1,776) Cash and cash equivalents (543) (213) (551) (378) (347) (337) Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 $ 274,870 Net Leverage Ratio Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 31-Jun-21 Net Debt 273,157 259,903 249,470 250,715 253,216 274,870 TTM Adjusted EBITDA (1) 93,646 87,754 81,036 75,198 68,052 69,690 Net Leverage Ratio 2.9x 3.0x 3.1x 3.3x 3.7x 3.9 x